Exhibit 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Principal Executive Officer

In connection with the Annual Report on Form 10-K of Rodin Global Property Trust, Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard W. Lutnick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2019	/s/ Howard W. Lutnick
Howard W. Lutnick Chief Executive Officer (Principal Executive Officer)

This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

In connection with the Annual Report on Form 10-K of Rodin Global Property Trust, Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Bisgay, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2019	/s/ Steven Bisgay
Steven Bisgay Chief Financial Officer (Principal Financial Officer and Treasurer)

This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

[Exhibit 32 to Rodin Global’s 10-K for the Year Ended December 31, 2018]